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                                  Exhibit 23

                        Consent of Independent Auditors
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Exhibit 23.  Consent of Independent Auditors
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INDEPENDENT AUDITORS' CONSENT
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       We consent to the incorporation by reference in Registration Statement
Nos. 333-58607,333-49967,333-45613,333-42817,333-20739,33-63629,33-63221, 33-
60448,33-39762,33-36708, 33-31685,33-21068,33-05616 and Post-Effective Amendment
No. 1 to Registration Statement Nos.33-01333 and 33-10396 of Commercial Federal Corporation on Form S-8 of our report dated August 12, 1999, incorporated by reference in the Annual Report on Form 10-K of Commercial Federal Corporation for the year ended June 30, 1999.





/s/ Deloitte & Touche LLP

Omaha, Nebraska
September 24, 1999